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                                                                   Exhibit 10.15

                                                                  EXECUTION COPY
                                                                  --------------

                                 AMENDMENT NO. 1
                                       TO
               INITIAL PUBLIC OFFERING AND DISTRIBUTION AGREEMENT
               --------------------------------------------------


          THIS AMENDMENT NO. 1 TO INITIAL PUBLIC OFFERING AND DISTRIBUTION AGREEMENT (this "AMENDMENT") is entered into as of this 15th day of June, 2001, by and between GREAT LAKES CHEMICAL CORPORATION, a Delaware corporation ("GLC"), and OSCA, INC., a Delaware corporation ("OSCA"). Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Agreement referred to below.

                                    RECITALS

     WHEREAS, Great Lakes and OSCA are parties to an Initial Public Offering and Distribution Agreement, dated as of June 20, 2000 (the "AGREEMENT"); and

     WHEREAS, the parties desire to make certain changes to the terms and conditions set forth in the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:


1. DEFINITION. The definition of "Proposed Acquisition Transaction" in Section 1 of the Agreement is hereby deleted and replaced in its entirety with the following:

     " 'PROPOSED ACQUISITION TRANSACTION' means a transaction or series of transactions by OSCA or an OSCA Affiliate that would cause Section 355(e) to apply to the Distribution."

2.   GREAT LAKES' DISCRETION. The Agreement is hereby amended by deleting section 4.2(b)(ii) in its entirety and replacing it with the following:

     "(ii) In the event that OSCA notifies GLC that it desires to take one of the actions described in SECTION 4.1 and GLC concludes that such action might jeopardize the Tax-Free Status of the Distribution, GLC shall, at the request of OSCA, elect either to (i) use all commercially reasonable efforts to obtain a Subsequent Tax Opinion/Ruling that would permit OSCA to take the specified action, and OSCA shall cooperate in connection with such efforts, or (ii) provide all reasonable cooperation to OSCA in connection with OSCA obtaining such a Subsequent Tax Opinion/Ruling in form and substance satisfactory to GLC in its sole and absolute discretion; PROVIDED, HOWEVER, that the reasonable costs and expenses incurred by GLC of obtaining any such Subsequent Tax Opinion/Ruling shall be borne by GLC."

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3.   RATIFICATION. Except as expressly modified or waived hereby, each term and provision of the Agreement is hereby ratified and confirmed and shall continue in full force and effect. From and after the date of this Amendment, all references to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.

4. GOVERNING LAW. This Amendment shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute one and the same agreement.


                    (SIGNATURES APPEAR ON THE FOLLOWING PAGE)


                                     - 2 -
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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to the Initial Public Offering and Distribution Agreement to be executed on its behalf by its officer thereunto duly authorized, all on or as of the day and year first above written.


                                        GREAT LAKES CHEMICAL CORPORATION


                                        By: /s/ Jeffrey M. Lipshaw
                                           -------------------------------------
                                        Name:     Jeffrey M. Lipshaw
                                        Title:    Sr. Vice President


                                        OSCA, INC.


                                        By: /s/ Robert Hollier
                                           -------------------------------------
                                        Name:
                                        Title: